                                                                                                                     Exhibit 99.1

                                                       FORM 3 JOINT FILER INFORMATION

Name of
"Reporting Persons":       InterWest Partners IX, L.P. ("IW9")
                           InterWest Management Partners IX, LLC ("IMP9")

                           Harvey B. Cash
                           Philip T. Gianos
                           W. Stephen Holmes
                           Gilbert H. Kliman
                           Arnold L. Oronsky
                           Thomas L. Rosch
                           Michael B. Sweeney
                           Bruce A. Cleveland
                           Christopher B. Ehrlich
                           Linda S. Grais
                           Khaled A. Nasr
                           Douglas A. Pepper

Address:                   2710 Sand Hill Road, Second Floor
                           Menlo Park, CA 94025

Designated Filer:          InterWest Partners IX, L.P.

Issuer and Ticker Symbol:  Trius Therapeutics, Inc. (TSRX)

Date of Event:             August 2, 2010

Each of the following is a Joint Filer with InterWest Partners IX L.P. ("IW9") and may be deemed to share indirect beneficial ownership in the securities set forth on the attached Form 3:

InterWest Management Partners IX, LLC ("IMP9") is the general partner of IW9 and has sole voting and investment control over the shares owned by IW9. Harvey B. Cash, Philip T. Gianos, W. Stephen Holmes, Gilbert H. Kliman, Arnold L. Oronsky, Thomas L. Rosch,
and Michael B. Sweeney are Managing Directors of IMP9 and Bruce A. Cleveland, Christopher B. Ehrlich, Linda S. Grais, Nina
Kjellson, Khaled A. Nasr, and Douglas A. Pepper are Venture Members of IMP9. Nina Kjellson, a Venture Member of IMP9 is also a
Director of the Issuer, and has filed a separate Form 3 in her own name.

All Reporting Persons disclaim beneficial ownership of shares of Trius Therapeutics, Inc. stock held by IW9, except to the extent of their respective pecuniary interest therein. The filing of this statement shall not be deemed an admission that, for purposes of Section 16 of the Securities Exchange Act of 1934, or otherwise, any of the Reporting Persons are the beneficial owner of all of the equity securities covered by this statement.

Each of the Reporting Persons listed above has designated InterWest Partners IX, L.P. as its designated filer of Forms 3, 4 and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder. Each Reporting Person has appointed InterWest Management Partners IX, LLC as its attorney in fact for the purpose of making reports relating to transaction in Trius Therapeutics, Inc. Common Stock.

INTERWEST MANAGEMENT PARTNERS IX, L.L.C.                     Thomas L. Rosch, an individual
                                                             By: InterWest Management Partners IX, LLC,
                                                                 as Attorney-in-Fact
By:  /s/ W. Stephen Holmes
    -----------------------
 Stephen Holmes, Managing Director                           By:   /s/ Karen A. Wilson
                                                                  ---------------------------------------
                                                                       Karen A. Wilson, Power of Attorney

INTERWEST PARTNERS IX, LP                                    Michael B. Sweeney, an individual
                                                             By: InterWest Management Partners IX, LLC,
By:    InterWest Management Partners IX, LLC                     as Attorney-in-Fact
       Its General Partner
                                                             By:   /s/ Karen A. Wilson
                                                                  ---------------------------------------
                                                                       Karen A. Wilson, Power of Attorney
By:  /s/ W. Stephen Holmes
    ------------------------------------------------
         W. Stephen Holmes, Managing Director

Harvey B. Cash, an individual                                Bruce A. Cleveland, an individual
By: InterWest Management Partners IX, LLC,                   By: InterWest Management Partners IX, LLC,
    as Attorney-in-Fact                                          as Attorney-in-Fact

By:  /s/ Karen A. Wilson                                     By:   /s/ Karen A. Wilson
    ------------------------------------------------              ---------------------------------------
         Karen A. Wilson, Power of Attorney                            Karen A. Wilson, Power of Attorney

Philip T. Gianos, an individual                              Christopher B. Ehrlich, an individual
By: InterWest Management Partners IX, LLC,                   By: InterWest Management Partners IX, LLC,
    as Attorney-in-Fact                                          as Attorney-in-Fact

By:  /s/ Karen A. Wilson                                     By:   /s/ Karen A. Wilson
    ------------------------------------------------              ---------------------------------------
         Karen A. Wilson, Power of Attorney                            Karen A. Wilson, Power of Attorney

W. Stephen Holmes, an individual                             Linda S. Grais, an individual
By: InterWest Management Partners IX, LLC,                   By: InterWest Management Partners IX, LLC,
    as Attorney-in-Fact                                          as Attorney-in-Fact

By:  /s/ Karen A. Wilson                                     By:   /s/ Karen A. Wilson
    ------------------------------------------------              ---------------------------------------
         Karen A. Wilson, Power of Attorney                            Karen A. Wilson, Power of Attorney

Gilbert H. Kliman, an individual                             Khaled A. Nasr, an individual
By: InterWest Management Partners IX, LLC,                   By: InterWest Management Partners IX, LLC,
    as Attorney-in-Fact                                          as Attorney-in-Fact

By:  /s/ Karen A. Wilson                                     By:   /s/ Karen A. Wilson
    ------------------------------------------------              ---------------------------------------
         Karen A. Wilson, Power of Attorney                            Karen A. Wilson, Power of Attorney

Arnold L. Oronsky, an individual                             Douglas A. Pepper, an individual
By: InterWest Management Partners IX, LLC,                   By: InterWest Management Partners IX, LLC,
    as Attorney-in-Fact                                          as Attorney-in-Fact

By:  /s/ Karen A. Wilson                                     By:   /s/ Karen A. Wilson
    ------------------------------------------------              ---------------------------------------
         Karen A. Wilson, Power of Attorney                            Karen A. Wilson, Power of Attorney